CONSENT AND AMENDMENT NO. 2
                                 TO
                   INDENTURE AND RELATED DOCUMENTS

      This Consent and Amendment No. 2 to Indenture and Related Documents (this "Amendment"), dated as of July 28, 1999, is entered between, on the one hand, Norwest Bank Minnesota, N.A., as trustee (the "Trustee"), and, on the other hand, MF Receivables Holding Corp., a Delaware corporation (the "Company"), and Monaco Finance, Inc., a Colorado corporation ("Monaco"), and is consented and agreed to by each of the Holders of the outstanding Notes issued pursuant to the Indenture, dated as of January 9, 1996 (as amended, supplemented, restated or otherwise modified to the date hereof, the "Indenture"), originally entered into between Monaco and the Trustee.

                              RECITALS

      WHEREAS, Black Diamond Advisors, Inc. ("Black Diamond") and Heller Financial, Inc. ("Heller"), who constitute the Holders of a majority of the aggregate principal amount of the Notes, have previously informed Monaco that such Holders believe that various Defaults and/or Events of Default exist under the Indenture;

      WHEREAS, on and subject to the terms and conditions contained herein, Monaco has requested, among other things: (a) that the Holders waive all existing Defaults and/or Events of Default; and (b) that the Trustee, with the consent of the Holders of all Notes: (i) allow the Company to assume all of the obligations of Monaco arising under or with respect to the Indenture and the Credit Documents; (ii) amend various provisions of the Indenture and certain documents and instruments related thereto; and (iii) enter into such additional documents and instruments with the Company as are required pursuant to the terms hereof; and

      WHEREAS, on and subject to the terms and conditions contained herein, among other things: (A) the Holders of all Notes have agreed to waive all existing Defaults and/or Events of Default; (B) the Trustee, with the consent of the Holders of all Notes, has agreed: (1) to allow the Company to assume all of the obligations of Monaco arising under or with respect to the Indenture and the Credit Documents; (2) to amend various provisions of the Indenture and certain documents and instruments related thereto; and (3) to enter into such additional documents and instruments with the Company as are required pursuant to the terms hereof;

      NOW, THEREFORE, in consideration of the terms and conditions set forth herein and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

      1. Definitions. Each capitalized term used but not otherwise defined herein has the meaning ascribed thereto in the Indenture.

                                  78
3360.03/Cons&AmIndenture
      2. Waiver by the Holders of the Notes. Subject to the satisfaction of the conditions set forth in Section 7 hereof and notwithstanding anything to the contrary contained in the Indenture and any of the other Credit Documents, the Holders of all of the Notes hereby waive any and all Events of Default under the Indenture which occurred prior to the Effective Date (as hereinafter defined); provided that the Holders do not hereby waive any Events of Default which occur on and after the Effective Date, including, without limitation, any failure to make payments under the Indenture (as amended hereby).
      3. Assumption of Obligations. Subject to satisfaction of the conditions set forth in the Section 7 hereof and notwithstanding anything to the contrary contained in the Indenture and any of the other Credit Documents, the Trustee, with the consent of the Holders of all of the Notes, the Company and Monaco hereby agree that, upon the Effective Date: (a) the Company shall expressly assume, and shall succeed to, all of the rights, obligations and duties of Monaco under the Indenture and all other Credit Documents and Monaco shall have no further rights, obligations and/or duties thereunder; and (b) all references to the "Company" or "Monaco Finance, Inc." contained in the Indenture or any of the other Credit Documents shall be deemed to be references to "MF Receivables Holding Corp."

      4. Amendments to the Indenture. Subject to satisfaction of the conditions set forth in Section 7 hereof, the Company and the Trustee, with the consent of the Holders of all Notes, agree to amend the Indenture as of the Effective Date as follows:

           (a) The definition of the term "Notes" in the second paragraph of the Indenture is hereby amended from "the 12% Convertible Senior Subordinated Notes due 2001 as amended and restated by the Amended and Restated 12% Senior Subordinated Notes due 1999" to "the 12% Convertible Senior Subordinated Notes due 2001, as amended and restated by the Amended and Restated 12% Senior Subordinated Notes due 1999, as further amended and restated by the Amended and Restated 12% Senior Notes" and the former clause is hereby deleted and replaced with the later clause in each place the former clause appears in the Indenture and in Exhibit B to the Indenture.

           (b) Section 1.01 of the Indenture is hereby amended by adding the following defined term in alphabetical order:

                "Monaco" means Monaco Finance, Inc., a Colorado corporation.

                "Pledge Agreement" means that certain Pledge and Custodial Agreement, dated as of July 28, 1999, among the Company, the Trustee, Rothschild North America, Inc. and The Bank of New York, as collateral agent, together with any permitted amendments, modifications and/or supplements thereto or thereof.

                "Release Agreement" means that certain Release Agreement, dated as of July 28, 1999, among Monaco, Pacific USA Holdings Corp., Pacific Southwest Bank, Rothschild North America, Inc., Daiwa Finance Corporation, and certain parties identifies on the signature page thereof.

           (c) Article 3 of the Indenture is hereby deleted in its entirety and replaced with the following:

                              Article 3
                       [INTENTIONALLY DELETED]

           (d) The text of each of Sections 4.03,  4.07,  4.08, 4.09, 4.10, 4.22 and 4.23 of the Indenture is hereby deleted in its entirety and replaced with the following: "[Intentionally deleted]."

           (e) Section 4.14(a) of the Indenture is hereby deleted in its entirety and replaced with the following:

                (a) Liens in existence on the "Effective Date" (as that term is defined in the Pledge Agreement and including, without limitation, the Liens granted pursuant to the Pledge Agreement) and Liens to secure replacements, extensions and renewals of the Indebtedness or other obligations secured by such Liens only if (i) the principal amount of the Indebtedness or other obligation secured thereby is not increased, (ii) such Lien does not extend to any Property not previously subject thereto and (iii) such Lien does not conflict with any Lien in favor of the Trustee;

           (f) The text of each of Sections 4.14(b), (c), (d), (e), (f), (g) and
(h) of the Indenture is hereby deleted in its entirety and replaced with the following: "[Intentionally deleted]."

           (g) The text of Section 4.16 of the Indenture is hereby deleted in its entirety and replaced with the following:

                The Company will not, nor will it permit any Subsidiary to, become or be liable in respect of any Guaranty.

           (h) Section 4.17 of the Indenture is hereby deleted in its entirety and replaced with the following:

      Section 4.17   Independence

           Until 367 days have elapsed following payment and satisfaction of all obligations of the Company hereunder and under the Notes, the Company shall be required to observe the applicable legal requirements for the recognition of the Company as a legal entity separate and apart from Monaco and each other Affiliate of Monaco. Without limiting the generality of the foregoing, the Company shall assure that each of the following is complied with:

                (a) the Company shall maintain separate records, books of account and financial statements (each of which shall be sufficiently full and complete to permit a determination of the Company's assets and liabilities separate and apart from those of Monaco and each other Affiliate of Monaco and to permit a determination of the obligees thereon and the time for performance of each of the Company's obligations separate and apart from those of Monaco and each other Affiliate of Monaco) from those of Monaco and each other Affiliate of Monaco;

                (b)  assets  or  funds  of  the  Company   shall  be  separately
      identified, shall be held in the name of the Company and shall not be commingled with those of Monaco or any of the other Affiliates of Monaco;

                (c) the Company shall maintain a separate board of directors (including two "independent directors" (as such term is defined in the Company's Certificate of Incorporation)) and shall observe all separate corporate formalities, and all decisions with respect to the Company's business and daily operations shall be independently made by the officers of the Company pursuant to resolutions of its board of directors;

                (d) other than payment of dividends and return of capital, no transactions shall be entered into between the Company and Monaco (other than capital contributions made by Monaco to the Company) or between the Company and any of the other Affiliates of Monaco;

                (e) except as contemplated by the Pledge Agreement, the Company shall act solely in its own name and through its own authorized officers and agents and the Company will not act as agent of Monaco or any other person in any capacity;

                (f) the Company shall not guarantee, otherwise become liable with respect to, or otherwise hold out any of its assets or credit as being available to satisfy any obligation of Monaco or any of the other Affiliates of Monaco including jointly or as co-obligor;

                (g) the Company shall at all times hold itself out to the public under the Company's own name as a legal entity separate and distinct from Monaco and the other Affiliates of Monaco and shall not hold itself out as a "department," "division" or "part of" Monaco or any of the other Affiliates of Monaco, and shall correct any known misunderstanding or confusion regarding its separate identity from Monaco;

                (h) the Company shall observe all corporate and other legal formalities, including obtaining necessary authorization from board of directors;

                (i) the Company shall hold all regular meetings appropriate to authorize corporate action and shall permit, upon reasonable advance written notice, any of the Holders of the Notes to attend board meetings of the Company;

                (j) the Company shall maintain complete minutes of all board of director and stockholder meetings;

                (k) the Company shall maintain its bank and other investment accounts separate and distinct from those of any Affiliate or other Person;

                (l) the Company shall pay from its own funds all obligations of any kind incurred by it. Without limiting the generality of the foregoing, the Company shall pay from its own funds the salaries or other compensation and benefits of its own officers and employees, if any, and will employ a reasonable number of employees in light of its purpose;

                (m) the Company shall use its own stationery, invoices and checks (i.e., not such forms of another Person) and shall have and maintain a separate telephone number from that of Monaco and its Affiliates;

                (n) the Company shall file its own tax returns, if any, as may be required under applicable law;

                (o) the Company shall establish and maintain an office through which its business is conducted separate and apart from that of Monaco and its Affiliates;

                (p) the Company shall not acquire or incur any Indebtedness (including, without limitation, any Indebtedness of Monaco) except for (i) the Indenture Obligations (as such term is defined in the Pledge Agreement), (ii) the Rothschild Obligations (as such term is defined in the Pledge Agreement) and (iii) ordinary course trade payables and other Indebtedness incurred in the ordinary course of its business operations;

                (q) the Company shall not acquire any equity interest of or in Monaco;

                (r) to the fullest extent permitted by law, the Company shall not engage in any merger, asset sale, encumbrance or transfer of any property or assets, or transfer of equity interests in it other than such activities as are expressly permitted pursuant to any provision of the Indenture Documents, the Rothschild Documents and the Pledge Agreement (as each of those terms is defined in the Pledge Agreement); and

                (n) the Company shall take all appropriate action necessary to maintain its own existence as separate and distinct from the existence of any of its owners.

           (i) The text of Section 4.19 of the Indenture is hereby deleted in its entirety and replaced with the following:

                Within three (3) Business Days following the earlier of the receipt by Monaco, the Company or MF Receivables Corp. IV, a Delaware corporation ("MF IV"), of any servicing report relating to the assets of MF IV, the Company shall provide a copy of same to the Holders of the Notes.

           (j) The text of each of Sections 5.01(b) of the Indenture is hereby deleted in its entirety and replaced with the following:
"[Intentionally deleted]."

           (k) The text of Section 5.01(d) of the Indenture is hereby deleted in its entirety and replaced with the following:

                (e) Default shall be made in the payment when due (whether by lapse of time, by declaration, by call for redemption or otherwise) of the principal of or interest on any Indebtedness (other than the Indebtedness evidenced by the Notes) of the Company (including the Rothschild Debt) or any Subsidiary and such default shall continue beyond the period of grace, if any, allowed with respect thereto;

           (l) The text of Section 5.01(f) of the Indenture is hereby deleted in its entirety and replaced with the following:

                (f) (i) Default shall occur in the due and punctual observance or performance of any covenant or agreement contained in Sections 4.11,
      4.14 or 4.17 or in the Pledge Agreement or (ii) the occurrence of any amendment, modification or other revision of or supplement to any of the terms of the Daiwa Documents (as defined in the Release Agreement) which would reasonably be expected to have a material adverse effect on the Holders of the Notes or the Lien granted pursuant to the Pledge Agreement;

           (m) The first sentence of Section 5.04 of the Indenture is hereby deleted in its entirety and replaced with the following:

           If an Event of Default occurs and is continuing, the Trustee may only pursue the remedies available to it (including, without limitation, all remedies pertaining to the assets of the Company) as provided in this Agreement and the Pledge Agreement or otherwise available under applicable law, except as expressly waived under this Agreement or any other agreement.

           (n) Article 9 of the Indenture is hereby deleted in its entirety and replaced with the following (which amendment is being effected to make clear that, from and after the Effective Date, the Indebtedness under the Indenture and the Notes shall not constitute subordinated Indebtedness of Monaco but rather senior Indebtedness of the Company subject to the terms and conditions hereof and of the Pledge Agreement):

                              Article 9

                       [INTENTIONALLY DELETED]

           (o) Exhibit A to the indenture is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

      5. Amendments to the Purchase Agreement. Subject to satisfaction of the conditions set forth in Section 7 hereof, Company and the Holders of all Notes agree that, as of the Effective Date, the first paragraph of Exhibit A to the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

           Reference is made to the Purchase Agreement, dated as of January 9, 1996 (as amended from time to time, the "Purchase Agreement"), among MF Receivables Holding Corp., a Delaware corporation (as successor to Monaco Finance, Inc., the "Company") and certain purchasers of the Company's 12% Convertible Senior Subordinated Notes due 2001, as amended and restated by the Company's Amended and Restated 12% Senior Subordinated Notes due 1999, as further amended and restated by the Company's Amended and Restated 12% Senior Notes (collectively and as further amended or amended and restated from time to time, the "Notes") listed on the Purchaser Schedule thereto. All capitalized terms used but not otherwise defined herein are used with the meanings ascribed to such terms in the Agreement.

      6. Cancellation of the Registration Rights Agreement. Subject to satisfaction of the conditions set forth in Section 7 hereof, the Company and the Holders of all Notes agree that, as of the Effective Date, the Registration Rights Agreement shall be of no further force and effect and shall no longer constitute a Credit Document.

      7. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above (the "Effective Date") upon the effectiveness of the Pledge Agreement (as hereinafter defined), contingent upon the prior or concurrent satisfaction of the following conditions:

           (a) The Trustee shall have received a fully executed copy of this Amendment.

           (b) The Trustee shall have received: (i) in substitution and exchange for all existing Notes, new, fully executed Amended and Restated 12% Senior Notes in the form attached hereto as Exhibit A; and (ii) for delivery to the Company, originals of all currently outstanding Notes.

           (c)  The  Trustee  shall  have  received   certified  copies  of  all
resolutions of each of the Company and Monaco approving the execution, delivery and performance of this Amendment and the transactions contemplated hereby.

           (d) The Holders (or the Trustee on behalf of, and for distribution to, the Holders in accordance with the Indenture) shall have received: (i) a payment of principal on account of the Notes in an aggregate amount equal to $1,849,172.21; and (ii) a payment equal to all accrued and unpaid interest on the outstanding principal balance of the Notes through to the Effective Date.

           (e) The Trustee, Heller and Black Diamond shall have received payment of all costs and expenses required to be paid by the Company pursuant to Section 15 hereof.

           (f) The Trustee shall have received a fully executed copy of the Pledge and Custodial Agreement in the form attached hereto as Exhibit B (the "Pledge Agreement"), together with copies of all original stock certificates, blank stock powers and other documents required to be delivered thereunder on or before the Effective Date.

           (g) The Trustee shall have received a fully executed copy of the Release Agreement in the form attached hereto as Exhibit C (the "Release Agreement").

           (h) The Trustee shall have received a favorable opinion from counsel reasonably satisfactory to the Holders, in form satisfactory to the Holders, as to the enforceability against each of the Company and Monaco (to the extent each is a party thereto) of this Amendment, the new Notes referred to in Section 7(b) hereof and the Pledge Agreement.

           Upon the satisfaction of all of the foregoing conditions, the Trustee shall immediately provide written notice to all of the parties to the Pledge Agreement that all of such conditions have been satisfied. Notwithstanding anything to the contrary contained herein, none of the amendments contemplated by this Amendment shall become effective, and this Amendment shall automatically terminate, if all of the foregoing conditions are not satisfied on or before July 30, 1999.

      8. Releases; No Recourse. Upon the effectiveness of this Amendment in accordance with the provisions hereof, and for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged): (a) each of Monaco (on its behalf and on behalf of its respective officers and directors) and the Company (on its behalf and on behalf of its respective officers and directors) does hereby release and discharge the Trustee, the Holders, and all of their respective shareholders, directors, officers, members, partners, employees, affiliates, successors and assigns (collectively, the "Indenture Released Parties"), of and from all manner of actions, choses and causes of action, claims, demands, damages, expenses, liabilities, losses, judgments, and executions (in each case of whatever kind or nature, whether in law or in equity, and whether known or unknown) (collectively, the "Claims") at any time arising out of or relating in any manner to any action or inaction at any time by any of the Indenture Released Parties in connection with or relating to any matter involving Monaco and/or any of its subsidiaries, and/or any of their respective, officers, shareholders and/or directors; and (b) the Trustee and the Holders, on their behalf and on behalf of all other Indenture Released Parties:
(i) do hereby release and discharge the Company, Monaco and all of their respective shareholders, directors, officers, members, partners, employees, affiliates, successors and assigns (collectively, the "Company Released Parties"), of and from all manner of Claims at any time arising out of or relating in any manner to any action or inaction at any time by any of the Company Released Parties in connection with or relating to any matter involving Monaco and/or any of its subsidiaries, and/or any of their respective, officers, shareholders and/or directors; provided that the foregoing release shall not release (A) the Company from its obligations arising under the Indenture (as amended hereby), the Notes, and/or any other Credit Document (including, without limitation, the Pledge Agreement and the Release Agreement) or in connection therewith or (B) Monaco from its obligations hereunder and under the Release Agreement or in connection therewith; and (ii) acknowledge and agree that, notwithstanding anything to the contrary contained in the Indenture, the Notes and/or any other Credit Document (including the Pledge Agreement): (A) no recourse under or upon any obligation, covenant or agreement of the Company contained in the Indenture, the Notes and/or any other Credit Document (including the Pledge Agreement) may be had against any of the Company Released Parties other than the Company; and (B) no such person or entity will file any involuntary petition or otherwise institute, directly or indirectly, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Company.

      9. Representations and Warranties of the Company. The Company represents and warrants to the Trustee and each of the Holders of the Notes as follows:

           (a) Authority. The Company has full corporate power, authority and legal right to enter into this Amendment and the other agreements entered into in connection herewith to which the Company is a party (including, without limitation, the new Notes and the Pledge Agreement). The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Amendment and the other agreements entered into in connection herewith to which the Company is a party (including, without limitation, the new Notes and the Pledge Agreement) and the Credit Documents, as amended hereby: (i) have been duly authorized by all necessary corporate action on the part of the Company;
(ii) are not in contravention of the terms of the organizational documents of the Company or of any indenture, agreement or undertaking to which the Company is a party or by which the Company or any of its property is bound; (iii) do not and will not require any governmental consent, registration or approval pertaining to the Company; (iv) do not and will not contravene any contractual or governmental restriction to which the Company or any of its property may be subject; and (v) do not and will not, except as contemplated herein, result in the imposition of any lien, charge, security interest or encumbrance upon any property of the Company under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which the Company is a party or by which the Company or any of its property may be bound or affected.

           (b) Binding  Effect.  This Amendment and all of the other  agreements entered into by the Company in connection herewith (including, without limitation, the new Notes and the Pledge Agreement) have been duly executed and delivered by the Company, and such documents, together with the Credit Documents (as amended hereby) are the legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by federal bankruptcy laws.

           (c) No Default. No Default or Event of Default will result under the Indenture (as amended hereby) from the execution and delivery of this Amendment or the other agreements executed and delivered by the Company in connection herewith (including, without limitation, the new Notes and the Pledge Agreement) or the consummation of the transactions contemplated hereby.

      10. Representations, Warranties and Covenants of Monaco.

           (a) Representations and Warranties. Monaco represents and warrants to the Trustee and each of the Holders of the Notes as follows:

                (i)..Authority. Monaco has full corporate power, authority and legal right to enter into this Amendment and the other agreements entered into in connection herewith to which Monaco is a party. The execution and delivery by Monaco of, and the performance by Monaco of its obligations under, this Amendment and the other agreements entered into in connection herewith to which Monaco is a party: (A) have been duly authorized by all necessary corporate action on the part of Monaco; (B) are not in contravention of the terms of the organizational documents of Monaco or of any indenture, agreement or undertaking to which Monaco is a party or by which Monaco or any of its property is bound;
(C) do not and will not require any governmental consent, registration or approval pertaining to Monaco; (D) do not and will not contravene any contractual or governmental restriction to which Monaco or any of its property may be subject; and (E) do not and will not, except as contemplated herein, result in the imposition of any lien, charge, security interest or encumbrance upon any property of Monaco under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which Monaco is a party or by which Monaco or any of its property may be bound or affected.

                (ii).Binding Effect. This Amendment and the other agreements entered into in connection herewith to which Monaco is a party have been duly executed and delivered by Monaco, are the legal, valid and binding obligations of Monaco and are enforceable against Monaco in accordance with their respective terms, except as enforceability may be limited by federal bankruptcy laws.

                (iii)No Default. No Default or Event of Default will result under the Indenture (as amended hereby) from the execution and delivery of this Amendment or the other agreements executed by Monaco in connection herewith or the consummation of the transactions contemplated hereby.

           (b) Covenants. Until 367 days have elapsed following payment and satisfaction of all obligations of the Company under the Indenture and under the Notes, Monaco covenants and agrees that it will comply with and, if applicable, cause each of its Affiliates to comply with the following provisions:

                (i)..Ownership. Monaco shall at all times own 100% of the outstanding shares of stock of the Company;

                (ii).Separateness. Monaco shall observe all customary formalities necessary to maintain its identity as an entity separate and distinct from the Company and shall hold itself out as a separate and distinct entity from the Company and not identify the Company as a division of Monaco;

                (iii)Waiver. To the fullest extent permitted by applicable law, Monaco will waive any right it may have to reject this Amendment or avoid the transactions contemplated hereby in any proceeding brought under Title 11 of the United States Code, or any successor statutes, involving the Company;

                (iv).Actions. Monaco shall not bring any action or proceeding against the Company, including, without limitation, any action or proceeding challenging the identity of the Company as an entity legally separate and apart from Monaco; and

                (v)..Certain Company Actions. The Company shall not pledge, transfer, assign or purport to pledge, transfer or assign any of its equity or other interests or grant a security interest in any of such interests to any Person.

                (vi).Appointment of Independent Director. Notwithstanding anything to the contrary contained in the organizational documents of the Company, Monaco hereby agrees that, until such time as all of the obligations, liabilities and indebtedness of the Company under the Indenture and the Notes are finally repaid in full: (A) Heller Financial, Inc. and/or BDC Partners I, L.P. shall have the right, but not the obligation, upon written notice to Monaco to cause Monaco to appoint one (1) (but not more than one (1) in the aggregate) director of the Company (the "Additional Director") so long as the Additional Director is an Independent Director (as that term is defined in the Company's Certificate of Incorporation); provided that (1) neither Heller Financial, Inc. nor BDC Partners I, L.P. shall have any responsibility or obligation in respect of the payment of the costs and expenses of the Additional Director (which shall be an obligation of the Company); and (2) the Additional Director's term shall automatically expire upon the final repayment in full of all of the obligations, liabilities and indebtedness of the Company under the Indenture and the Notes;
(B) the Company shall provide each of Heller Financial, Inc. and BDC Partners I, L.P. with five (5) Business Days prior written notice by facsimile of any meeting of the board of directors of the Company (which notice shall include the agenda for such board meeting); and (C) Monaco shall promptly appoint the Additional Director following written notice requesting the appointment thereof; provided that Monaco shall appoint the Additional Director within two (2)
Business Days if such written notice is received by Monaco within two (2) Business Days of the notice delivered by the Company pursuant to the immediately preceding clause (B).

      11. Representations and Warranties of the Trustee and the Holders. The Trustee and each Holder of the Notes each represents and warrants to the Company and Monaco as follows:

           (a) Authority. Such Person has full power and authority (corporate or otherwise) or legal capacity, as applicable, and legal right to enter into this Amendment and the other agreements entered into in connection herewith to which such Person is a party (including, without limitation, the new Notes, the Pledge Agreement and the Release Agreement). The execution and delivery by such Person of, and the performance by such Person of its obligations under, this Amendment and the other agreements entered into in connection herewith to which such Person is a party (including, without limitation, the new Notes, the Pledge Agreement and the Release Agreement): (i) have been duly authorized by all necessary corporate action on the part of such Person; (ii) are not in contravention of the terms of the organizational documents (if any) of such Person or of any indenture, agreement or undertaking to which such Person is a party or by which such Person or any of such Person's property is bound; (iii) do not and will not require any governmental consent, registration or approval pertaining to such Person; and (iv) do not and will not contravene any contractual or governmental restriction to which such Person or any of such Person's property may be subject.

           (b) Binding Effect. This Amendment and all of the other agreements entered into by such Person in connection herewith (including, without limitation, the new Notes, the Pledge Agreement and the Release Agreement) have been duly executed and delivered by such Person, are the legal, valid and binding obligations of such Person and are enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by federal bankruptcy laws.

      12. Reference to and Effect Upon the Indenture and the Credit Documents.

           (a) Except as specifically amended above, the Indenture and each of the Credit Documents, as amended hereby, shall remain in full force and effect and are hereby ratified and confirmed.

           (b) The execution, delivery and effectiveness of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver or modification of any other term or condition of the Indenture or any other Credit Document or (ii) prejudice any right, power or remedy which Trustee or any Holder of any Note may now have or may have in the future under or in connection with the Indenture or any other Credit Document (after giving effect to this Amendment). Upon the effectiveness of this Amendment: (A) each reference in the Indenture or any other Credit Document to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Indenture as amended hereby; and (B) each reference in the Indenture or any other Credit Document to any Credit Document amended hereby shall mean and be a reference to such Credit Document as amended hereby.

      13. Further Assurances. The Company shall, at its sole expense and without expense to the Trustee or the Holders, do, execute and deliver such further acts and documents as the Trustee or any Holder from time to time may reasonably require fro the purpose of assuring and confirming unto the Trustee or such Holder the rights hereby created, now or hereafter so to be, or for carrying out the intention or facilitating the performance of the terms of this Amendment, the Indenture or any documents or instruments related hereto or thereto, or for assuring the validity of any security interest or pledge granted in connection herewith.

      14. Counterparts; Facsimile Signatures. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Facsimile copies of signatures hereto shall be deemed originals for all purposes.

      15. Costs and Expenses. The Company agrees to pay on demand (a) all reasonable fees, costs and expenses incurred by the Trustee in connection with the negotiation, preparation, execution and delivery of this Amendment (including, without limitation, reasonable attorneys' fees and expenses) and (b) all reasonable fees, costs and expenses, in an aggregate amount not to exceed $33,600, incurred by Heller and Black Diamond arising in connection with the negotiation of this Amendment (including, without limitation, reasonable attorneys' fees and expenses).

      16. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

      17. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

      IN WITNESS WHEREOF, this Amendment has been duly executed as of the date and year first written above.

MONACO FINANCE, INC.

By:   _________________________
Name: _________________________
Title:     _________________________


NORWEST BANK MINNESOTA, N.A., as Trustee

By:   _________________________
Name: _________________________
Title:     _________________________

MF RECEIVABLES HOLDING CORP.

By:   _________________________
Name: _________________________
Title:     _________________________

CONSENTED AND AGREED:

BLACK DIAMOND ADVISORS, INC.

By:   _________________________
Name: _________________________
Title:     _________________________


BDC PARTNERS, I, L.P.

By:   BLACK DIAMOND CAPITAL MANAGEMENT, L.L.C.
Title:     General Partner

      By:  ______________________
      Name:______________________
      Title:    ______________________

HELLER FINANCIAL, INC.

By:   _________________________
Name: _________________________
Title:     _________________________

GUARANTEE TITLE & TRUST CO.

By:   _________________________
Name: _________________________
Title:     _________________________

-------------------------------
LISA W. ZENNI


-------------------------------
STEVEN DECKOFF


-------------------------------
JAMES WALKER